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                                                                   Exhibit 10.14


                       AMENDMENT TO EMPLOYMENT AGREEMENT


     AMENDMENT to the Employment Agreement (the "Employment Agreement"), dated April 1, 2005, between Refac Optical Group (formerly known as Refac and referred to hereunder as "Refac") and Raymond A. Cardonne, Jr. ("CARDONNE").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, CARDONNE is currently employed by REFAC pursuant to the Employment Agreement; and

     WHEREAS, the parties hereto desire to extend the term of the Employment Agreement from December 31, 2006 to December 31, 2007 and increase the base salary from $200,000 to $250,000:

     NOW, THEREFORE, in consideration of the premises and the respective agreements of the parties herein contained, the parties hereto, intending to be legally bound, agree as follows:

     1. Article 2 of the Employment Agreement is hereby amended to provide that the term of CARDONNE'S Employment Agreement will end on December 31, 2007.
Article 2, as amended hereby, reads in its entirety as follows:

          2. Term. The employment of CARDONNE by REFAC hereunder will continue until December 31, 2007, unless further extended by agreement of CARDONNE and REFAC or until sooner terminated as hereinafter provided.


     2. Article 5(a) of the Employment Agreement is hereby amended to provide that CARDONNE'S base salary will be $250,000 from January 1, 2006 for the duration of the Term of the Employment Agreement. Article 5(a), as amended hereby, reads in its entirety as follows:

          5.   Base Salary and Incentive Compensation.

               (a) Base Salary. During the Employment Period, CARDONNE's salary will be $250,000 per annum ("Base Salary"). Payment of such salary will be made in accordance with REFAC's customary pay practices for senior officers and will be subject to such payroll deductions as are required by law or by the terms of any applicable benefit plan of REFAC.


     All of the remaining terms and conditions of the Employment Agreement shall be unaffected and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement.


                                                /s/ Raymond A. Cardonne Jr.
                                                ---------------------------
                                                Raymond A. Cardonne, Jr.

                                                Dated: March 30, 2006



                                                REFAC OPTICAL GROUP


                                            By: /s/ Robert L. Tuchman
                                                ---------------------------
                                                Robert L. Tuchman
                                                Senior Vice President

                                                Dated: March 30, 2006